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                                                                   EXHIBIT 10.28


                       [FORM OF INDEMNIFICATION AGREEMENT]

                            INDEMNIFICATION AGREEMENT

        This Indemnification Agreement ("Agreement") is made as of ______, ____ by and between American States Water Company, a California corporation ("Company"), and _____________________ ("Indemnitee"), a [director] [director and officer][officer] of [the Company][and][ _______, a ________ corporation and wholly-owned subsidiary of the Company] [add additional wholly owned subsidiaries, if applicable][add, if applicable: and amends and restates in its entirety the Indemnification Agreement dated as of ____, ____ by and between Southern California Water Company, a California corporation, and Indemnitee].

                                 R E C I T A L S

        A. The Indemnitee is currently serving as a [director] [director and officer][officer] of [the Company][and][ _______, a ________ corporation and wholly-owned subsidiary of the Company] [add additional wholly owned subsidiaries, if applicable], and in such capacity has rendered valuable services to the Company.

        B. The Company has investigated the availability and sufficiency of liability insurance and California statutory indemnification provisions to provide the directors and officers of the Company and the directors and officers of its wholly owned subsidiaries with adequate protection against various legal risks and potential liabilities to which such individuals are subject due to their positions with the Company and/or its wholly owned subsidiaries and has concluded that such insurance and statutory provisions may provide inadequate and unacceptable protection to certain individuals requested to serve as directors and/or officers of the Company and/or its wholly owned subsidiaries.

        C. In order to induce and encourage highly experienced and capable persons such as the Indemnitee to continue to serve as a [director] [director and officer] [officer] of [the Company][and] [name of wholly owned subsidiary or subsidiaries], the Board of Directors has determined, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Company and the Indemnitee in lieu hereof, that this Agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Company and its shareholders.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the continued services of the Indemnitee and in order to induce the Indemnitee to continue to serve as a [director] [director and officer] [officer] of [the Company] [and] [name of wholly owned subsidiaries], the Company and the Indemnitee do hereby agree as follows:

        1. DEFINITIONS. As used in this Agreement:




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                (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, formal or informal, whether brought in the name of the Company or one of its wholly owned subsidiaries or otherwise and whether of a civil, criminal or administrative or investigative nature, against the Indemnitee by reason of the fact that the Indemnitee is or was a director and/or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including, without limitation, any subsidiary or affiliated company, whether or not the Indemnitee is serving in such capacity at the time any liability or Expense is incurred for which indemnification or reimbursement is to be provided under this Agreement.

                (b) The term "change of control" includes any change in the ownership of a majority of the outstanding voting securities of the Company or in the composition of a majority of the members of the board of directors of the Company.

                (c) The term "Expenses" includes, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative proceedings and appeals, amounts paid in settlement by or on behalf of Indemnitee, and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which the Indemnitee is not otherwise compensated by the Company or any third party. The term "Expenses" does not include the amount of judgments, fines, penalties or ERISA excise taxes actually levied against the Indemnitee.

                (d) The term "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan.

                (e) The term "serving at the request of the Company" includes any service, at the request or with the express or implied authorization of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, which service imposes duties on, or involves services by, Indemnitee with respect to such corporation, partnership, joint venture, trust or other enterprise, its participants or beneficiaries. If Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of such other enterprise, its participants or beneficiaries, Indemnitee shall be deemed to have acted in a manner not opposed to the best interests of the Company.

        2. AGREEMENT TO SERVE. In reliance on this Agreement, the Indemnitee agrees to continue to serve as a director and/or officer of the Company and/or one or more its wholly owned subsidiaries for so long as the Indemnitee is duly elected or appointed or until such time as the Indemnitee tenders the Indemnitee's resignation in writing or is removed from all positions as a director and/or officer of the Company and/or its wholly owned subsidiaries.



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        3. INDEMNIFICATION IN THIRD PARTY ACTIONS. The Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), by reason of the fact that the Indemnitee is or was a director and/or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including, without limitation, any subsidiary or affiliated company, against all Expenses, judgments, fines, penalties and ERISA excise taxes actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by California law and the Company's Articles of Incorporation and Bylaws; provided that any settlement of a Proceeding be approved in writing by the Company.

        4. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE NAME OF THE COMPANY. The Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding by or in the name of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee was or is a director and/or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments, fines, penalties and ERISA excise taxes actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by applicable law and the Company's Articles of Incorporation and Bylaws.

        5. CONCLUSIVE PRESUMPTION REGARDING STANDARDS OF CONDUCT. The Indemnitee shall be conclusively presumed to have met the relevant standards of conduct, if any, as defined by California law, for indemnification pursuant to this Agreement, unless a determination is made that the Indemnitee has not met such standards (i) by the Board of Directors by a majority vote of a quorum thereof consisting of directors who were not parties to the Proceeding for which a claim is made under this Agreement, (ii) by the shareholders of the Company by majority vote of a quorum thereof consisting of shareholders who are not parties to the Proceeding due to which a claim is made under this Agreement, (iii) in a written opinion by independent counsel, the selection of whom has been approved by the Indemnitee in writing, or (iv) by a court of competent jurisdiction.

        6. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful in defense of any Proceeding or in defense of any claim, issue or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without an admission of liability, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by applicable law.

        7. ADVANCES OF EXPENSES. The Expenses incurred by the Indemnitee in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee to the fullest extent permitted by applicable law; provided that the Indemnitee shall undertake in writing to repay any advances if it is ultimately determined that the Indemnitee is not entitled to indemnification by the Company.



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        8. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, penalties or ERISA excise taxes actually and reasonably incurred by the Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount of the Indemnitee's Expenses, judgments, fines, penalties or ERISA excise taxes, the Company shall nevertheless indemnify the Indemnitee for the portion of Expenses, judgments, fines, penalties or ERISA excise taxes to which the Indemnitee is entitled.

        9. INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO INDEMNIFICATION.

                (a) Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding, the Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof in writing. The omission to so notify the Company will relieve the Company of any liability which it may have to the Indemnitee under this Agreement only if the Company is prejudiced by such omission, but will not relieve the Company from any liability which it may have to the Indemnitee otherwise than under this Agreement.

               (b) If a claim for indemnification or advances under this Agreement is not paid by the Company within 30 days of receipt of written notice, the rights provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. The burden of proving by clear and convincing evidence that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the directors or shareholders of the Company or its independent legal counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because the Indemnitee has met the applicable standard of conduct, if any, nor an actual determination by the directors or shareholders of the Company or independent legal counsel that the Indemnitee has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of an action that the Indemnitee has not met the applicable standard of conduct.

               (c) The Indemnitee's Expenses incurred in connection with any proceeding concerning the Indemnitee's right to indemnification or advances in whole or in part pursuant to this Agreement shall also be indemnified by the Company, regardless of the outcome of such action, suit or proceeding.

               (d) With respect to any Proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the



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        Indemnitee's written consent. The Indemnitee shall have the right to employ the Indemnitee's own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses of the Indemnitee's counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has concluded that there may be a conflict of interest between the Company and the Indemnitee.

        10. LIMITATIONS ON INDEMNIFICATION. The Company shall make no payments pursuant to this Agreement:

                (a) To indemnify or advance funds to the Indemnitee for Expenses with respect to Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under California law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

               (b) To indemnify the Indemnitee for any Expenses, judgments, fines, penalties or ERISA excise taxes sustained in any Proceeding for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

               (c) To indemnify the Indemnitee for any Expenses, judgments, fines or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law;

                (d) If a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;

                (e) To indemnify the Indemnitee for any Expenses based upon or attributable to the Indemnitee gaining in fact any personal profit or advantage to which the Indemnitee was not legally entitled; and

               (f) To indemnify the Indemnitee for any Expenses brought about or contributed to by the dishonesty of the Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, the Indemnitee shall be protected under this Agreement to



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        the fullest extent permitted under law as to any claims upon which suit may be brought against the Indemnitee by reason of any alleged dishonesty on the Indemnitee's part, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that the Indemnitee committed (i) acts of active and deliberate dishonesty (ii) with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

        11. MAINTENANCE OF LIABILITY INSURANCE.

               (a) The Company hereby covenants and agrees that, as long as the Indemnitee continues to serve as a director and/or officer of the Company and/or any wholly owned subsidiary and thereafter as long as the Indemnitee may be subject to any possible Proceeding, the Company, subject to subsection (c) below, shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

               (b) In all D&O Insurance policies, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the directors and officers of the Company and its wholly owned subsidiaries.

               (c) Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines, in its sole discretion, that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company. If the Company makes such a determination, it shall notify the Indemnitee within 30 calendar days.

        12. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under the Company's Articles of Incorporation, the Company's Bylaws, any agreement, vote of shareholders or disinterested directors of the Company, provision of California law, or otherwise, both as to action in the Indemnitee's official capacity and as to action in another capacity on behalf of the Company or any wholly owned subsidiary while holding such office.

        13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of the Indemnitee and the Indemnitee's heirs, executors, administrators and assigns, whether or not Indemnitee has ceased to be a director and/or officer of the Company or any wholly owned subsidiary or any director and/or officer of any of their successors and assigns.

        14. MERGER, CONSOLIDATION OR CHANGE IN CONTROL. If the Company is a constituent corporation in a merger or consolidation, whether the Company is the resulting or surviving


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corporation or is absorbed as a result thereof, or if there is a Change in
Control of the Company, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as Indemnitee would have with respect to the Company if its separate existence had continued or if there had been no Change in the Control of the Company.

        15. SEVERABILITY. Each and every paragraph, sentence, term and provision of this Agreement is separate and distinct so that if any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of any other paragraph, sentence, term or provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification permitted under applicable law.

        16. SAVINGS CLAUSE. If this Agreement or any paragraph, sentence, term or provision hereof is invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify the Indemnitee as to any Expenses, judgments, fines, penalties or ERISA excise taxes incurred with respect to any Proceeding to the fullest extent permitted by any applicable paragraph, sentence, term or provision of this Agreement that has not been invalidated or by any other applicable provision of applicable law.

        17. INTERPRETATION; GOVERNING LAW. This Agreement shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed and interpreted in accordance with the laws of the State of California.

        18. AMENDMENTS. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Company's Articles of Incorporation, the Company's Bylaws or by other agreements, including directors' and officers' liability insurance policies.

        19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreements and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

        20. NOTICES. Any notice required to be given under this Agreement shall be directed to American States Water Company, 630 East Foothill Blvd., San Dimas, California 91773 Attention: Chief Financial Officer, and to Indemnitee at the address given on the signature page hereto or to such other address as either shall designate in writing.

                           [Signature page to follow]


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        IN WITNESS WHEREOF, the parties have executed this Indemnification
Agreement as of the date first written above.

                                   INDEMNITEE


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                                   Notice Address:

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                                   AMERICAN STATES WATER COMPANY


                                   By:
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                                   Its:
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